













BAKERY
DESSERTS

Fourth Quarter & Fiscal year 2021 Results Conference Call

August 19, 2021

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fourth Quarter Fiscal 2021 Results

Advancing Business Transformation

Continued strategic focus on higher margin vertical market applications, customer driven new product development, manufacturing excellence and disciplined capital management

Completed acquisition of JSI Store Fixtures(1)

Completed acquisition of JSI on May 21, 2021; transaction that serves to materially increase our total addressable market within the growing grocery and c-store verticals, while providing significant revenue synergies

Ongoing recovery in core lighting and display markets

Achieved net sales growth of +53% y/y (including JSI) and organic sales growth of 39% y/y; organic Lighting growth of 30% y/y; organic Display Solutions growth of 54% y/y; strong quotation activity entering F1Q22

Margin expansion focus remains front and center

Operating margin increased 80 bps y/y in F4Q21 and increased 180 bps y/y in FY21, including JSI

Continued launch of new lighting products

Launched a record number of new lighting products in FY21; F4Q21 results benefited from both by increased sales volumes and improved sales mix; active new product pipeline

Display Solutions capitalizing on digital signage demand(2)

Benefiting from large, multi-year QSR program; expanding presence within grocery, c-store and QSR verticals

(1) Fourth quarter and fiscal 2021 results include approximately five weeks of financial contributions from the JSI Store Fixtures ("JSI") acquisition completed on May 21, 2021.
(2) LSI's "Graphics" segment was rebranded as the "Display Solutions" segment, effective with F4Q21 results, given the inclusion of the JSI acquisition

CONSOLIDATED F4Q21 FINANCIAL RESULTS

Y/Y growth in net sales, operating income, net income and Adjusted EBITDA

- Generated strong y/y growth across all key financial performance metrics
- Product pricing remains firm and volume growth is strong, contributing to outperformance
- July quote and order levels well above prior year levels, particularly in Lighting
- Material input cost inflation remains a challenge, but selling price increases are holding
- Market indicators are very favorable; business positioned for profitable growth in FY22

Total Net Sales ($M)


+53% y/y growth
$63.5
$97.0
F4Q20
F4Q21

Operating Income ($M)


Reported Operating Income
Adjusted Operating Income
$1.8
$2.6
$1.0
$4.6
F4Q20
F4Q21

Net Income ($M)


Reported Net Income
Adjusted Net Income
$0.07 EPS
$0.12 EPS
$1.5
$1.8
$0.2
$3.3
F4Q20
F4Q21

Non-GAAP Adjusted EBITDA ($M)


$4.6
$6.8
F4Q20
F4Q21

CONSOLIDATED FY2021 FINANCIAL RESULTS

Continued execution on long-term strategy despite pandemic-related challenges

- Steady improvement in results as fiscal year progressed
- Strong momentum across the business entering F1Q22
- Adjusted net income and EPS more than doubled on a y/y basis
- FY21 Adjusted EBITDA margin increased 160 bps y/y to 6.7%
- Both reporting segments generated y/y growth in net sales and net income



Total Net Sales ($M)
$305.6
$315.6
FY20
FY21



Operating Income ($M)
Reported Operating Income
Adjusted Operating Income
$13.1
$7.0
$8.0
$13.0
FY20
FY21



Net Income ($M)
Reported Net Income
Adjusted Net Income
$9.6
$0.15 EPS
$4.1
$5.9
$0.36 EPS
$9.8
FY20
FY21



Non-GAAP Adjusted EBITDA ($M)
$15.6
$21.1
FY20
FY21

LIGHTING SEGMENT UPDATE

Capitalizing on improved demand, effectively managing supply chain challenges

- F4Q21 Lighting sales improved 30% y/y and 15% sequentially, given improved end-market demand
- Consecutive price increases holding, offsetting continued commodity inflation
- Operating income increased 34% y/y
- F4Q21 distributor stock sales increased more than 50% y/y, while project stock sales increased 26% y/y
- Gross margin increased 50 bps y/y to 29.1%



Lighting Sales ($M)
$40.6
$45.7
$52.7
F4Q20
F3Q21
F4Q21



Lighting Adj. Gross Margin ($M)
28.6% GM Rate
29.1% GM Rate
$11.6
$14.2
$15.3
F4Q20
F3Q21
F4Q21



Lighting Adj. Operating Income ($M)
$2.9
$3.8
$3.9
F4Q20
F3Q21
F4Q21



Lighting Adj. EBITDA ($M)
$4.5
$5.4
$5.4
F4Q20
F3Q21
F4Q21

DISPLAY SOLUTIONS SEGMENT UPDATE

Strong performance across multiple market verticals

- Display Solutions sales increased 54% y/y on an organic basis; increased 93% y/y, including JSI
- Operating income increased 70% y/y
- Digital signage activity remains elevated
- Continue to benefit from large, multi-year QSR program; 40% complete, program will continue into FY23
- Continue to expand into grocery, both organically and through the addition of JSI, which we expect will result in significant revenue synergies



Display Solutions Sales ($M)
$22.9
$26.5
$44.3
F4Q20
F3Q21
F4Q21
Display Solutions Adj. Gross Margin ($M)
$4.6
$3.9
$7.6
F4Q20
F3Q21
F4Q21
Display Solutions Adj. Operating Income ($M)
$2.2
$1.2
$3.7
F4Q20
F3Q21
F4Q21
Display Solutions Adj. EBITDA ($M)
$2.5
$1.5
$4.3
F4Q20
F3Q21
F4Q21

DISCIPLINED WORKING CAPITAL MANAGEMENT

Grew inventory to support increasing demand and manage supply chain challenges

- Increased working capital a result of JSI acquisition, together with inventory build ahead of improved end-market demand
- Increased sales and lengthening lead-times for key components contributed to growth in inventory levels
- Majority of inventory build committed to projects currently in backlog
- Sequential working capital decline reflects cash applied to the JSI acquisition

Total Working Capital ($M)


$61.1
$39.5
$54.1
F3Q21
F4Q21, Excluding JSI
F4Q21, Including JSI

Total Inventory ($M)


$40.4
$48.8
$58.9
F3Q21
F4Q21, Excluding JSI
F4Q21, Including JSI

STABLE FREE CASH FLOW GENERATION

Core business generated ~$25+ million of free cash flow in FY21

- Stable cash flow generation supports financial flexibility
- Generated positive free cash flow in F4Q21 of $2.7 million, despite planned working capital (inventory) build and JSI-related acquisition expenses

Free Cash Flow – FY20 vs. FY21 ($M)



Free Cash Flow, Including Asset Sales
Free Cash Flow, Excluding Asset Sales
$47.1 million, including $20.1 million of cash proceeds from asset sales
$27.0
$25.8(1)
$25.8(1)
FY20
FY21

(1) Fiscal 2021 results include approximately five weeks of financial contributions from the JSI Store Fixtures ("JSI") acquisition completed on May 21, 2021

DISCIPLINED BALANCE SHEET MANAGEMENT

Expect to reduce pro-forma net leverage to well under 2.0x during the next 18-24 months

- Cash and availability under $100 million LOC was $32 million at the end of F4Q21
- Deployed $90 million toward JSI acquisition in May 2021
- Net debt of $65.9 million as of F4Q21 quarter-end
- Pro-forma net debt to TTM Adjusted EBITDA, including JSI, was 2.5x at the end of F4Q21

Net Debt Outstanding ($M)



Net Cash Position
$3.5
$23.5
Net Debt Position
($65.9)
F4Q20
F3Q21
F4Q21

Total Cash and LOC Availability ($M)(1)



LOC Availability
Cash Balance
$78.5
$123.5
$34.1
F4Q20
F3Q21
F4Q21

(1) Cash and availability includes: (a) cash position and (b) $100.0 million senior secured revolving credit facility maturing March 2026; total availability under the credit facility increased from $75 million to $100 million in F3Q21

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting / Graphics Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three and twelve months ended June 30, 2021 and 2020. Operating income, net income and earnings per share, which exclude the impact of restructuring and plant closure (gains) costs and stock compensation expense are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow and Organic Sales Growth. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow and Organic Sales Growth.

Non-GAAP RECONCILIATION

LSI Industries	Q4 2020	Q3 2021	Q4 2021
Net Sales [a]	63,470	72,204	97,015
Operating Income	1,846	2,096	1,046
Acquisition costs	-	-	2,938
Restructuring and plant closure costs (gains)	329	-	(17)
Severance costs	273	-	20
Stock compensation expense	105	415	660
Adjusted Operating Income [b]	**2,553**	**2,511**	**4,647**
Depreciation and amortization	2,023	1,920	2,171
Adjusted EBITDA [c]	**4,576**	**4,431**	**6,818**
Operating Margin % [b] / [a]	4.0%	3.5%	4.8%
Adjusted EBITDA Margin % [c] / [a]	7.2%	6.1%	7.0%

[redacted]

Lighting Segment	Q4 2020	Q3 2021	Q4 2021
Net Sales [a]	40,559	45,740	52,729
Operating Income	2,712	3,797	3,809
Restructuring and plant closure costs (gains)	-	-	-
Severance costs	148	-	10
Stock compensation expense	40	24	73
Adjusted Operating Income	**2,900**	**3,821**	**3,892**
Depreciation and amortization	1,625	1,566	1,511
Adjusted EBITDA [b]	**4,525**	**5,387**	**5,403**
Adjusted EBITDA Margin % [b] / [a]	**11.2%**	**11.8%**	**10.2%**

Graphics Segment	Q4 2020	Q3 2021	Q4 2021
Net Sales [c]	22,911	26,464	44,286
Operating Income	1,824	1,230	3,668
Restructuring and plant closure costs (gains)	324	-	(17)
Severance costs	20	-	10
Stock compensation expense	8	8	45
Adjusted Operating Income	**2,176**	**1,238**	**3,706**
Depreciation and amortization	329	278	585
Adjusted EBITDA [d]	**2,505**	**1,516**	**4,291**
Adjusted EBITDA Margin % [d] / [c]	**10.9%**	**5.7%**	**9.7%**

Corporate Segment	Q4 2020	Q3 2021	Q4 2021
Operating Loss	(2,690)	(2,931)	(6,431)
Acquisition costs	-		2,938
Restructuring and plant closure costs (gains)	5	-	-
Severance costs	105	-	-
Stock compensation expense	57	383	542
Adjusted Operating Loss	**(2,523)**	**(2,548)**	**(2,951)**
Depreciation and amortization	69	76	75
Adjusted EBITDA	**(2,454)**	**(2,472)**	**(2,876)**

[redacted]

LSI Industries	YTD Q4 2020	YTD Q4 2021
Net Sales [a]	**305,558**	**316,612**
Operating Income	13,076	8,030
Acquisition costs	-	2,938
Restructuring and plant closure costs (gains)	(7,038)	(14)
Severance costs	346	41
Stock compensation expense	599	1,977
Adjusted Operating Income	**6,983**	**12,972**
Depreciation and amortization	8,654	8,114
Adjusted EBITDA [b]	**15,637**	**21,086**
Operating Margin % [b] / [a]	2.3%	4.1%
Adjusted EBITDA Margin % [c] / [a]	5.1%	6.7%

[redacted]

Lighting Segment	YTD Q4 2020	YTD Q4 2021
Net Sales [a]	206,199	189,000
Operating Income	16,123	13,328
Restructuring and plant closure costs (gains)	(4,674)	-
Severance costs	167	12
Stock compensation expense	131	272
Adjusted Operating Income	**11,747**	**13,612**
Depreciation and amortization	6,714	6,306
Adjusted EBITDA [b]	**18,461**	**19,918**
Adjusted EBITDA Margin % [b] / [a]	**9.0%**	**10.5%**

Graphics Segment	YTD Q4 2020	YTD Q4 2021
Net Sales [c]	99,359	126,612
Operating Income	8,218	9,864
Restructuring and plant closure costs (gains)	(2,387)	(14)
Severance costs	63	23
Stock compensation expense	27	158
Adjusted Operating Income	**5,921**	**10,031**
Depreciation and amortization	1,436	1,525
Adjusted EBITDA [d]	**7,357**	**11,556**
Adjusted EBITDA Margin % [d] / [c]	**7.4%**	**9.1%**

Corporate Segment	YTD Q4 2020	YTD Q4 2021
Operating Loss	(11,265)	(15,162)
Acquisition costs	-	2,938
Restructuring and plant closure costs (gains)	23	-
Severance costs	116	6
Stock compensation expense	441	1,547
Adjusted Operating Loss	**(10,685)**	**(10,671)**
Depreciation and amortization	504	283
Adjusted EBITDA	**(10,181)**	**(10,388)**

[redacted]

Non-GAAP RECONCILIATION

LSI Industries	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Debt	39,541	23,181	10,437	7,919	-	-	-	-	68,178
Less:									
Cash	966	1,579	1,248	820	3,517	9,463	13,584	23,528	2,282
Net Debt Outstanding	38,575	21,602	9,189	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	YTD Q4 2020	YTD Q4 2021
Net cash flows (used in) provided by operating activities	6,359	14,544	(3,806)	12,613	7,639	5,778	11,217	3,375	29,710	28,009
Purchases of property, plant, and equipment	(355)	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(2,739)	(2,233)
Proceeds from sale of assets	12,332	-	7,700	118	-	-	-	-	20,150	-
Free Cash Flow	**18,336**	**13,780**	**3,475**	**11,530**	**7,234**	**5,303**	**10,580**	**2,659**	**47,121**	**25,776**
TTM Free Cash Flow	**25,669**	**34,940**	**40,427**	**28,785**	**22,239**	**27,542**	**34,647**	**25,776**		
Free Cash Flow, Excluding Asset Sales	**6,004**	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,303**	**10,580**	**2,659**	**26,971**	**25,776**
TTM Free Cash Flow, Excluding Asset Sales	**13,337**	**22,608**	**20,395**	**8,635**	**28,201**	**19,724**	**34,529**	**25,776**		

Non-GAAP RECONCILIATION

LSI Industries	Q4 2020	Q3 2021	Q4 2021
Net Sales [a]	63,470	72,204	97,015
Gross Margin	15,769	18,092	22,904
Severance costs	93	-	10
Restructuring and plant closure costs (gains)	324	-	(17)
Adjusted Gross Margin [b]	**16,186**	**18,092**	**22,897**
Adjusted Gross Margin % [b] / [a]	25.5%	25.1%	23.6%

Lighting Segment	Q4 2020	Q3 2021	Q4 2021
Net Sales [a]	40,559	45,740	52,729
Gross Margin	11,498	14,159	15,313
Severance costs	85	-	10
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**11,583**	**14,159**	**15,323**
Adjusted Gross Margin % [b] / [a]	**28.6%**	**31.0%**	**29.1%**

Graphics Segment	Q4 2020	Q3 2021	Q4 2021
Net Sales [c]	22,911	26,464	44,286
Gross Margin	4,265	3,933	7,608
Severance costs	8	-	-
Restructuring and plant closure costs (gains)	324	-	(17)
Adjusted Gross Margin [b]	**4,597**	**3,933**	**7,591**
Adjusted Gross Margin % [b] / [a]	**20.1%**	**14.9%**	**17.1%**

Corporate Segment	Q4 2020	Q3 2021	Q4 2021
Gross Margin	6	-	(17)
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin	**6**	**-**	**(17)**

LSI Industries	YTD Q4 2020	YTD Q3 2021	YTD Q4 2021
Net Sales [a]	305,558	218,597	315,612
Gross Margin	73,530	56,070	78,974
Severance costs	104	5	(14)
Restructuring and plant closure costs (gains)	1,082	3	15
Adjusted Gross Margin [b]	**74,716**	**56,078**	**78,975**
Adjusted Gross Margin % [b] / [a]	24.5%	25.7%	25.0%

Lighting Segment	YTD Q4 2020	YTD Q3 2021	YTD Q4 2021
Net Sales [a]	206,199	136,271	189,000
Gross Margin	56,855	41,689	57,002
Severance costs	85	2	2
Restructuring and plant closure costs (gains)	179	-	-
Adjusted Gross Margin [b]	**57,119**	**41,691**	**57,004**
Adjusted Gross Margin % [b] / [a]	**27.7%**	**30.6%**	**30.2%**

Graphics Segment	YTD Q4 2020	YTD Q3 2021	YTD Q4 2021
Net Sales [c]	99,359	82,326	126,612
Gross Margin	16,649	14,381	21,989
Severance costs	19	3	13
Restructuring and plant closure costs (gains)	903	3	(14)
Adjusted Gross Margin [b]	**17,571**	**14,387**	**21,988**
Adjusted Gross Margin % [b] / [a]	**17.7%**	**17.5%**	**17.4%**

Corporate Segment	YTD Q4 2020	YTD Q3 2021	YTD Q4 2021
Gross Margin	26	-	(17)
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin	**26**	**-**	**(17)**

Non-GAAP RECONCILIATION

	Q4 2020		Q3 2021		Q4 2021	
		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 1,513	$ 0.06	$ 1,472	$ 0.05	$ 198	$ 0.01
Acquisition costs	-	-	-	-	2,161	0.08
Restructuring and plant closure (gains) costs	231	0.01	-	-	(13)	-
Severance costs	192	0.01	-	-	15	-
Stock compensation expense	74	-	314	0.01	485	0.02
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	(185)	(0.01)	44	-	468	0.02
Net Income Adjusted	$ 1,825	$ 0.07	$ 1,830	$ 0.07	$ 3,315	$ 0.12

Non-GAAP RECONCILIATION

	Q4 2020	Q4 2021	% Variance	Q3 2021	Q4 2021	% Variance	YTD Q4 2020	YTD Q4 2021	% Variance
Lighting Segment	$ 40,559	$ 52,729	30.0%	$ 45,740	$ 52,729	15.3%	$ 206,199	$ 189,000	-8.3%
Display Solutions Segment	$ 22,911	$ 44,286	93.3%	$ 26,464	$ 44,286	67.3%	$ 99,359	$ 126,612	27.4%
Total Net Sales	$ 63,470	$ 97,015	52.9%	$ 72,204	$ 97,015	34.4%	$ 305,558	$ 315,612	3.3%
Less:									
JSI Store Fixtures	-	9,084		-	9,084		-	9,084	
Total Organic Net Sales	$ 63,470	$ 87,931	38.5%	$ 72,204	$ 87,931	21.8%	$ 305,558	$ 306,528	0.3%

	Q4 2020	Q4 2021	% Variance
Display Solutions Segment	$ 22,911	$ 44,286	93.3%
Less:			
JSI Store Fixtures	-	9,084	
Total Display Solutions Segment Organic Net Sales	$ 22,911	$ 35,202	53.6%

Non-GAAP RECONCILIATION

	Q3 2021	Q4 2021
Total consolidated current assets	$ 116,402	$ 125,008
Total consolidated current liabilities	$ 55,305	$ 70,895
Consolidated working capital	$ 61,097	$ 54,113
Less:		
JSI current assets	-	22,911
JSI current liabilities	-	8,341
Working capital excluding JSI	**$ 61,097**	**$ 39,543**

	Q3 2021	Q4 2021
Total consolidated inventory	$ 40,390	$ 58,941
Less:		
JSI inventory	-	10,119
Total inventory excluding JSI	**$ 40,390**	**$ 48,822**


VALLEY
ROOTS

For additional questions, please contact 720.778.2415

Thank you,

LSI Investor Relations